          SECURITIES  AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549



                          FORM 8-K


                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934


             Date of Report:  January 25, 1996



                     UNOCAL CORPORATION
                     ------------------

   (Exact name of registrant as specified in its charter)



     Delaware                         1-8483                 95-3825062
-----------------------------------------------------------------------------
(State or other jurisdiction of     (Commission            (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)




2145 Rosecrans Avenue, Suite 4000,  El Segundo, California      91245
-----------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code:   (310)  726-7718

ITEM 5.   OTHER EVENTS

On January 25, 1996, the following news release was issued:

             UNOCAL REPORTS $49 MILLION EARNINGS FOR FOURTH QUARTER


         El Segundo, Calif., Jan. 25 -- Unocal Corporation today reported fourth-quarter 1995 net earnings of $49 million, or 16 cents per common share, compared with a loss of $68 million, or 32 cents per common share, in the same period a year ago. Fourth quarter revenues were $2.22 billion, compared with $1.98 billion a year ago.

         Earnings from operations for the fourth quarter 1995, excluding special items (detailed in the attached tables), were $92 million, or 34 cents per common share. This compares with operating earnings of $86 million, or 32 cents per common share, for the fourth quarter 1994.

         "Our fourth quarter earnings benefited from a 5 percent increase in domestic natural gas production, record natural gas production levels in Thailand in late November and early December, and higher refinery production of light oil products," said Roger C. Beach, Unocal's chairman and chief executive officer. "The effect of the increased gas production was magnified by stronger worldwide natural gas prices."

         The gain in natural gas prices in the quarter had the greatest impact in the U.S. Gulf Coast, a strategic focus area for Unocal. Approximately 40 percent of Unocal's worldwide natural gas production comes from this area.

         Beach added that the gains in natural gas production were more than offset by continuing declines in U.S. and foreign crude oil production. "In the U.S., the decline in crude oil production reflects the sale of non-strategic domestic properties and natural production declines in California and the Central U.S.," he said.

         For 1996, the company expects domestic natural gas production to be lower, reflecting the expected sale of its California upstream operations. Increases in Unocal's foreign gas production, principally in Thailand, should more than offset the decline in domestic natural gas production.

         Unocal's 76 Products Company continued to show improvements in earnings and cash flow in the quarter. The earnings performance was helped in part by higher production of gasoline, jet fuel and diesel at the company's refineries.

         The company's agricultural products business unit continued its strong performance in the fourth quarter with higher earnings from nitrogen-based fertilizers sales in the U.S. West Coast and Pacific Rim. Higher commodity prices significantly enhanced margins for the company's agricultural products.

         The company's reported earnings for the fourth quarter included a non-cash, after-tax charge of $53 million (detailed in special adjustments table) for adoption of Statement of Financial Accounting Standards No. 121. This new accounting standard, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," requires that long-lived assets with book values that cannot be recovered by estimated future undiscounted cash flows be written down to fair value. The impairment provision in the fourth quarter was related principally to 1995 reserve write-downs for oil and gas properties in the U.S., Canada and The Netherlands.

         The reported fourth quarter earnings also included one-time cash benefits from a bankruptcy settlement with Columbia Gas Transmission Corp. and the sale of oil and gas properties in Wyoming.

         For the full year 1995, net earnings were $260 million, or 91 cents per common share. This compares with a loss of $153 million, or 78 cents per common share, for 1994. Full-year revenues were $8.43 billion, up from $7.97 billion last year.

         Earnings from operations for 1995, excluding special items (detailed in the attached tables), were $297 million, or $1.06 per common share. This compares with adjusted earnings of $300 million, or $1.09 per common share, in 1994.

UNOCAL CORPORATION
NEWS RELEASE

CONDENSED CONSOLIDATED EARNINGS STATEMENT
(UNAUDITED)

                                                                    For the Three Months           For the Twelve Months
                                                                      Ended December 31              Ended December 31
                                                                -----------------------------------------------------------
Dollars in millions except per share amounts                         1995           1994             1995            1994
---------------------------------------------------------------------------------------------------------------------------

Total revenues (a)                                            $      2,224    $     1,984     $      8,425    $      7,965
Costs and other deductions (a)                                       2,123          2,057            7,962           7,671

                                                                ------------------------------------------------------------
Earnings before income taxes                                           101            (73)             463             294
Income taxes                                                            52             (5)             203             170
                                                                ------------------------------------------------------------
Earnings (loss) before cumulative effect of accounting change           49            (68)             260             124
Cumulative effect of accounting change                                   -              -                -            (277)

                                                                ------------------------------------------------------------
Net earnings (loss)                                           $         49    $       (68)    $        260    $       (153)
Dividends on preferred stock                                             9              9               36              36
                                                                -----------------------------------------------------------
Net earnings (loss) applicable to common shares               $         40    $       (77)    $        224    $       (189)


Earnings (loss) per common share: (b)
       Before cumulative effect of accounting change          $       0.16    $     (0.32)    $        0.91 $          0.36
       Cumulative effect of accounting change                            -              -                 -           (1.14)
                                                                -------------------------------------------------------------
Net earnings (loss)                                           $       0.16    $     (0.32)    $       0.91    $       (0.78)

(a)      Includes consumer excise taxes of                    $        233    $       207     $        898    $         893
(b)      Based on weighted average common shares
         outstanding (in millions)                                     247            244              246              243



CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)

                                                                                                            Dec. 31        Dec. 31
                                                                                                        ---------------------------
Millions of dollars                                                                                           1995 (a)        1994
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS
Cash and cash equivalents                                                                             $         94    $        148
Other current assets                                                                                         1,482           1,380
Investments and long-term receivables                                                                        1,101             895
Properties - net                                                                                             7,109           6,823
Other assets                                                                                                   105              91
                                                                                                        ---------------------------
         Total assets                                                                                 $      9,891    $      9,337

LIABILITIES
Current Liabilities                                                                                   $      1,316    $      1,257
Long-term debt and capital lease obligations                                                                 3,698           3,461
Deferred Income taxes                                                                                          722             643
Other deferred credits and liabilities                                                                       1,225           1,161
                                                                                                        ---------------------------
         Total liabilities                                                                                   6,961           6,522

STOCKHOLDERS' EQUITY                                                                                         2,930           2,815
                                                                                                        ---------------------------
         Total liabilities and stockholders' equity                                                   $      9,891    $      9,337



(a) Certain amounts have been reclassified to conform to requirements of SFAS No. 119, "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments".

UNOCAL CORPORATION
NEWS RELEASE
CONDENSED CONSOLIDATED CASH FLOWS
(UNAUDITED)

                                                                              For the Three Months           For the Twelve Months
                                                                               Ended December 31               Ended December 31
                                                                       -------------------------------------------------------------
Millions of dollars                                                          1995            1994             1995             1994
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
         Cash flow from operations .........................................      $   373       $   222       $ 1,235       $ 1,256
         Working capital and other changes related to operations ...........          228           222            42            43
                                                                                  --------------------------------------------------
                 Net cash provided by operating activities .................          601           444         1,277         1,299

CASH FLOWS FROM INVESTING ACTIVITIES
         Capital expenditures  (includes dry hole costs) ...................         (492)         (433)       (1,459)       (1,272)
         Proceeds from asset sales .........................................           74            20           204           156
                                                                                  --------------------------------------------------
                 Net cash used in investing activities .....................         (418)         (413)       (1,255)       (1,116)

CASH FLOWS FROM FINANCING ACTIVITIES
         Net increase (decrease) in long-term debt
            and capital lease obligations ..................................         (194)          (33)          111           (56)
         Dividends paid ....................................................          (58)          (57)         (232)         (229)
         Other .............................................................           (5)           14            45            45
                                                                                  --------------------------------------------------
                 Net cash used in financing activities .....................         (257)          (76)          (76)         (240)

Decrease in cash and cash equivalents ......................................          (74)          (45)          (54)          (57)
Cash and cash equivalents at beginning of period ...........................          168           193           148           205
                                                                                  --------------------------------------------------
Cash and cash equivalents at end of period .................................      $    94       $   148       $    94       $   148


SELECTED FINANCIAL DATA

                                                                             For the Three Months             For the Twelve Months
                                                                                Ended December 31                Ended December 31
                                                                        ------------------------------------------------------------
                                                                             1995            1994             1995             1994
                                                                        ------------------------------------------------------------

Exploration expense
         Oil & Gas
                 United States .................................           $   13           $    9           $   39           $   24
                 Foreign .......................................               39               27               96               89
         Geothermal ............................................                2                1                4                3
                                                                           ---------------------------------------------------------
                 Total .........................................           $   54           $   37           $  139           $  116

Dry hole costs
         Oil & Gas
                 United States .................................           $    8           $    8           $   36           $   45
                 Foreign .......................................                2               10               21               34
         Geothermal ............................................                0                2                4                5
                                                                           ---------------------------------------------------------
                 Total .........................................           $   10           $   20           $   61           $   84

Depreciation, Depletion & Amortization .........................           $  318           $  218           $1,022           $  947

UNOCAL CORPORATION
NEWS RELEASE

OPERATING HIGHLIGHTS
(UNAUDITED)

                                                                           For the Three Months               For the Twelve Months
                                                                             Ended December 31                   Ended December 31
                                                           -------------------------------------------------------------------------
                                                                            1995            1994             1995           1994
------------------------------------------------------------------------------------------------------------------------------------

Net daily production(a)
Crude oil and condensate (thousand barrels daily):
          United States ............................................        121.0           131.6           125.1           137.3
          Foreign:
               Far East ............................................         86.4            92.5            85.1            87.1
               Other ...............................................         28.2            32.6            30.2            35.4
                                                                      --------------------------------------------------------------
                       Total Foreign ...............................        114.6           125.1           115.3           122.5

                                                                      --------------------------------------------------------------
    Worldwide ......................................................        235.6           256.7           240.4           259.8

Natural gas (million cubic feet daily):
          United States ............................................        1,078           1,029           1,103           1,095
          Foreign:
               Far East ............................................          643             675             609             623
               Other ...............................................           67              29              53              48
                                                                      --------------------------------------------------------------
                       Total Foreign ...............................          710             704             662             671

                                                                      --------------------------------------------------------------
    Worldwide ......................................................        1,788           1,733           1,765           1,766

 Natural gas liquids (thousand barrels daily) ......................         20.4            23.2            21.0            21.9

 Geothermal (million kilowatt-hours daily) .........................         16.7            19.2            16.1            20.5

Input to crude oil processing units (thousand barrels daily)(b)               233             233             213             231

Sales of Petroleum products (thousand barrels daily)(b)                       287             247             259             238

Average sales prices
 Crude oil and condensate (per barrel):
          United States ............................................  $     14.59    $      13.80    $      15.03    $      13.06
          Foreign:
               Far East ............................................  $     16.02    $      14.78    $      16.09    $      14.55
               Other ...............................................  $     15.23    $      15.35    $      15.69    $      14.36
                       Total Foreign ...............................  $     15.75    $      14.97    $      15.95    $      14.48

                                                                      --------------------------------------------------------------
    Worldwide ......................................................  $     15.07    $      14.32    $      15.40    $      13.63

          Natural gas (per mcf):
          United States ............................................  $      1.75    $       1.57    $       1.56    $       1.78
          Foreign:
               Far East ............................................  $      2.13    $       1.94    $       2.04    $       2.01
               Other ...............................................  $      1.82    $       1.72    $       1.39    $       1.76
                       Total Foreign ...............................  $      2.10    $       1.93    $       1.98    $       1.99

                                                                      --------------------------------------------------------------
    Worldwide ......................................................  $      1.89    $       1.71    $       1.72    $       1.86



(a) Includes production sharing agreements on a gross basis.
(b) Restated 1994 to exclude 50% of the volumes of The UNO-VEN Company.

                               UNOCAL CORPORATION
                                  NEWS RELEASE
                          EARNINGS BY BUSINESS SEGMENT
                                   (Unaudited)





                                                                               4th Quarter of 1995              4th Quarter of 1994
                                                                            --------------------------------------------------------
Millions of dollars                                                           Before-tax     After -tax     Before-tax   After -tax
------------------------------------------------------------------------------------------------------------------------------------

PETROLEUM
   Exploration & Production:
      United States ....................................................         $ 153          $  95          $  84          $  52
      Foreign ..........................................................            29             18            112             51

   Refining & Marketing:
      76 Products Company ..............................................            23             16             (8)            (5)

GEOTHERMAL & POWER OPERATIONS ..........................................             8              5             14              8

DIVERSIFIED BUSINESSES:
      Agricultural Products ............................................            25             19             16             12
      Carbon & Minerals ................................................            17             12             14              9
      Pipelines ........................................................            19             16             15             12
      Other ............................................................            (2)            (2)             9              6

CORPORATE & UNALLOCATED
      Administrative & General .........................................           (36)           (27)           (53)           (33)
      Interest expense - net ...........................................           (58)           (38)           (60)           (44)
      Environmental & Litigation expense ...............................           (56)           (35)          (218)          (137)
      Other ............................................................           (21)           (30)             2              1
                                                                                 ---------------------------------------------------
Earnings before cumulative effect of accounting change .................           101             49            (73)           (68)
Cumulative effect of accounting change .................................             -              -              -              -
                                                                                 --------------------------------------------------
            Total ......................................................         $ 101          $  49          $ (73)         $ (68)
                                                                                 ===================================================

The Exploration & Production segment is engaged in the exploration for, the production and marketing of crude oil, condensate, natural gas liquids and natural gas.

Refining & Marketing:  76 Products  Company - principally is responsible for the
     company's  West  Coast  petroleum   refining   operations,   marketing  and
     transportation of refined petroleum products.

The Geothermal & Power segment is involved in the exploration for, and the production and sale of geothermal resources.

Diversified Businesses:
   Agricultural Products - manufactures and markets nitrogen-based fertilizers for wholesale markets.
 Carbon and Minerals - produces and markets petroleum
   cokes  and  specialty  minerals.
 Pipelines  -  principally  includes  equity
   earnings from affiliated pipeline companies.
 Other - includes the development
   and sale of real estate assets and equity earnings from a refining and marketing joint venture.

* Effective in the fourth quarter 1995, certain expenses previously reported under Corporate and Unallocated have been allocated to the operating segments. Prior Year segment earnings were restated to conform to the 1995 allocation.

                      1995 EARNINGS NEWS RELEASE SUPPLEMENT
                               SPECIAL ADJUSTMENTS
                                   (UNAUDITED)







                                                                               4th Quarter of 1995           4th Quarter of 1994
                                                                            --------------------------------------------------------
     Dollars in millions except per share amounts                           Before -tax   After-tax        Before -tax    After-tax
     -------------------------------------------------------------------------------------------------------------------------------

Reported earnings (loss) ...........................................          $ 101           $  49           $ (73)          $ (68)
Less: Special items
    EXPLORATION & PRODUCTION
       UNITED STATES
          Asset Sales ..............................................             44              27              (7)             (5)
          FAS 121 Impairment .......................................            (44)            (27)              -               -
          Columbia Gas Settlement ..................................             55              34               -               -
       FOREIGN
          FAS 121 Impairment .......................................            (43)            (26)              -               -
    76 PRODUCTS
          Asset Sales ..............................................              1               1               -               -
          Litigation ...............................................              -               -              (2)             (2)
          Write-down of assets .....................................              -               -             (23)            (14)
    DIVERSIFIED BUSINESSES
       Other
          Asset Sales ..............................................              4               2               -               -
          Write-down of assets .....................................             (3)             (2)              -               -
    CORPORATE & UNALLOCATED
          Asset Sales ..............................................              5               3               -               -
          Environmental provision ..................................            (10)             (6)           (152)            (94)
          Litigation provision .....................................            (33)            (21)            (38)            (24)
          Write-down of assets .....................................              -               -             (14)             (9)
          Deferred tax adjustment ..................................              -               -               -               -
          Mesa settlement ..........................................              -               -               -               -
          Other ....................................................            (14)            (28)            (10)             (6)
                                                                                ----------------------------------------------------
     Total special items ...........................................            (38)            (43)           (246)           (154)
                                                                                ----------------------------------------------------
ADJUSTED EARNINGS ..................................................          $ 139           $  92           $ 173           $  86
Less: Dividends on preferred stock .................................                              9                               9
                                                                                ----------------------------------------------------
ADJUSTED NET EARNINGS APPLICABLE TO COMMON SHARES ..................                             83                              77

ADJUSTED NET EARNINGS PER COMMON SHARE .............................                          $0.34                           $0.32


                               UNOCAL CORPORATION
                                  NEWS RELEASE
           EARNINGS BY BUSINESS SEGMENT EXCLUDING SPECIAL ADJUSTMENTS
                                   (UNAUDITED)





                                                                             4th Quarter of 1995                4th Quarter of 1994
                                                                    ----------------------------------------------------------------
Millions of dollars                                                      Before-tax      After -tax      Before-tax     After -tax
------------------------------------------------------------------------------------------------------------------------------------

PETROLEUM
   Exploration & Production:
      United States ............................................           $  98            $  61            $  91            $  57
      Foreign ..................................................              72               44              112               51

   Refining & Marketing:
      76 Products Company ......................................              22               15               17               11

GEOTHERMAL & POWER OPERATIONS ..................................               8                5               14                8

DIVERSIFIED BUSINESSES:
      Agricultural Products ....................................              25               19               16               12
      Carbon & Minerals ........................................              17               12               14                9
      Pipelines ................................................              19               16               15               12
      Other ....................................................              (3)              (2)               9                6

CORPORATE & UNALLOCATED
      Administrative & General .................................             (36)             (27)             (28)             (18)
      Interest expense - net ...................................             (58)             (38)             (60)             (44)
      Environmental & Litigation expense .......................             (13)              (8)             (28)             (19)
      Other ....................................................             (12)              (5)               1                1
                                                                           ---------------------------------------------------------
            Total ..............................................           $ 139            $  92            $ 173            $  86
                                                                           =========================================================

                               UNOCAL CORPORATION
                                  NEWS RELEASE
                          EARNINGS BY BUSINESS SEGMENT
                                   (Unaudited)




                                                                               For Twelve Months               For Twelve Months
                                                                             Ended December 31, 1995         Ended December 31, 1994
                                                                         -----------------------------------------------------------
Millions of dollars                                                            Before-tax    After -tax      Before-tax  After -tax
------------------------------------------------------------------------------------------------------------------------------------

PETROLEUM
   Exploration & Production:
      United States ....................................................         $ 386          $ 240          $ 289          $ 180
      Foreign ..........................................................           330            181            407            198

   Refining & Marketing:
      76 Products Company ..............................................           (12)            11             23             14

GEOTHERMAL & POWER OPERATIONS ..........................................            47             26             57             32

DIVERSIFIED BUSINESSES:
      Agricultural Products ............................................           113             74             42             29
      Carbon & Minerals ................................................            72             52             62             42
      Pipelines ........................................................            82             66             70             56
      Other ............................................................            12              7             22             14

CORPORATE & UNALLOCATED
      Administrative & General .........................................          (127)           (84)          (137)           (85)
      Interest expense - net ...........................................          (257)          (178)          (255)          (174)
      Environmental & Litigation expense ...............................          (148)           (92)          (293)          (186)
      Other ............................................................           (35)           (43)             6              4
                                                                                 ---------------------------------------------------
Earnings before cumulative effect of accounting change .................           463            260            293            124
Cumulative effect of accounting change .................................             -              -           (447)          (277)
                                                                                 ---------------------------------------------------
            Total ......................................................         $ 463          $ 260          $(154)         $(153)
                                                                                 ===================================================


                    1995 EARNINGS NEWS RELEASE SUPPLEMENT
                               SPECIAL ADJUSTMENTS
                                   (UNAUDITED)






                                                                               For the Twelve Months         For the Twelve Months
                                                                               Ended December 31, 1995      Ended December 31, 1994
                                                                               -----------------------------------------------------
    Dollars in millions except per share amounts                               Before -tax    After-tax     Before -tax   After-tax
    --------------------------------------------------------------------------------------------------------------------------------

Reported earnings (loss) ...............................................         $ 463          $ 260          $(154)         $(153)
Less: Special items
    EXPLORATION & PRODUCTION
       UNITED STATES
          Asset Sales ..................................................            52             32            (20)           (13)
    Provision for abandonment and remediation of the
             Guadalupe oil field .......................................             -              -            (26)           (16)
          Write-down of assets .........................................           (13)            (8)           (24)           (15)
          FAS 121 Impairment ...........................................           (44)           (27)
          Florida and Alaska OCS settlement ............................            29             18              -              -
          Columbia Gas settlement ......................................            55             34              -              -
       FOREIGN
          Asset Sales ..................................................             6              3             23             16
          FAS 121 Impairment ...........................................           (43)           (26)
    76 PRODUCTS
          Asset Sales ..................................................             1              1              1              1
          Litigation ...................................................             -              -             (2)            (2)
          Environmental ................................................             -              -             (4)            (2)
          Write-down of assets .........................................             -              -            (32)           (20)
    GEOTHERMAL
          Asset Sales ..................................................             9              7              -              -
    DIVERSIFIED BUSINESSES
       AGRICULTURAL PRODUCTS
          Asset Sales ..................................................             6              4              3              2
       OTHER
          Asset Sales ..................................................             6              3              -              -
          Write-down of assets .........................................            (3)            (2)             -              -
    CORPORATE & UNALLOCATED
          Asset Sales ..................................................            34             21              3              2
          Environmental provision ......................................           (41)           (26)          (156)           (97)
          Litigation provision .........................................           (60)           (37)           (65)           (41)
          Write-down of assets .........................................            (3)            (2)           (14)            (9)
          Mesa settlement ..............................................             -              -             38             24
          Other ........................................................           (14)           (32)           (10)            (6)
    CUMULATIVE EFFECT OF ACCOUNTING CHANGE .............................             -              -           (447)          (277)
                                                                                ----------------------------------------------------
     Total special items ...............................................           (23)           (37)          (732)          (453)
                                                                                ----------------------------------------------------
ADJUSTED EARNINGS ......................................................         $ 486          $ 297          $ 578          $ 300
Less: Dividends on preferred stock .....................................                           36             36
                                                                                ----------------------------------------------------
ADJUSTED NET EARNINGS APPLICABLE TO COMMON SHARES ......................                          261                           264
                                                                                ----------------------------------------------------
ADJUSTED NET EARNINGS PER COMMON SHARE .................................                        $1.06                         $1.09


                               UNOCAL CORPORATION
                                  NEWS RELEASE
           EARNINGS BY BUSINESS SEGMENT EXCLUDING SPECIAL ADJUSTMENTS
                                   (UNAUDITED)




                                                                        For Twelve Months                   For Twelve Months
                                                                     Ended December 31, 1995             Ended December 31, 1994
                                                                --------------------------------------------------------------------
Millions of dollars                                                     Before-tax     After -tax        Before-tax      After -tax
------------------------------------------------------------------------------------------------------------------------------------

PETROLEUM
   Exploration & Production:
      United States ............................................           $ 307            $ 191            $ 359            $ 224
      Foreign ..................................................             367              204              384              182

   Refining & Marketing:
      76 Products Company ......................................             (13)              10               60               37

GEOTHERMAL & POWER OPERATIONS ..................................              38               19               57               32

DIVERSIFIED BUSINESSES:
      Agricultural Products ....................................             107               70               39               27
      Carbon & Minerals ........................................              72               52               62               42
      Pipelines ................................................              82               66               70               56
      Other ....................................................               9                6               22               14

CORPORATE & UNALLOCATED
      Administrative & General .................................            (127)             (84)            (112)             (70)
      Interest expense - net ...................................            (257)            (178)            (255)            (174)
      Environmental & Litigation expense .......................             (47)             (29)             (72)             (48)
      Other ....................................................             (52)             (30)             (36)             (22)
                                                                            --------------------------------------------------------
            Total ..............................................            $486             $297             $578             $300
                                                                            ========================================================

                                       11

